Rule 497(e)

Registration Nos. 333-176976 and 811-22245

First Trust Exchange-Traded Fund III

(the “Trust”)

First Trust Merger Arbitrage ETF

(the “Fund”)

Supplement To the Fund’s Prospectus and Statement of Additional Information

Dated November 5, 2021

Vivaldi Holdings LLC (“Vivaldi Holdings”), the parent company of the Fund’s investment sub-advisor, Vivaldi Asset Management, LLC (“VAM” or the “Sub-Advisor”), and First Trust Capital Partners, LLC (“FTCP”), an affiliate of First Trust Advisors L.P., the Fund’s investment advisor (“FTA”), have announced the creation of a joint venture, First Trust Capital Solutions L.P. (“FTCS”), which is owned 50% by Vivaldi Holdings and its affiliates and 50% by FTCP (the “Joint Venture”).

In connection with the creation of the Joint Venture, substantially all of the equity of the Sub-Advisor has been transferred to FTCS and the Sub-Advisor has converted to a Delaware limited partnership and changed its name to First Trust Capital Management L.P. (“FTCM”) (the “Transaction”). In addition, Vivaldi Holdings has converted to a Delaware limited partnership and changed its name to VFT Holdings LP.

The Transaction may be deemed an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the investment sub-advisory agreement among the Trust, on behalf of the Fund, FTA, and VAM (the “Sub-Advisory Agreement”). As a result, the Transaction may have caused the Sub-Advisory Agreement to terminate in accordance with its terms.

In anticipation of the Transaction, the Board of Trustees of the Trust (the “Board”) recently approved a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) among the Trust, on behalf of the Fund, FTA and FTCM. The New Sub-Advisory Agreement will be submitted to the shareholders of the Fund for approval at a special meeting of shareholders of the Fund that is expected to be held in the first quarter of 2022. There can be no assurance that the shareholders of the Fund will vote to approve the New Sub-Advisory Agreement. In addition, to avoid any interruption of investment sub-advisory services for the Fund prior to receipt of shareholder approval of the New Sub-Advisory Agreement, the Board approved an interim investment sub-advisory agreement with FTCM for the Fund which will remain in effect for a maximum period of 150 days from its effective date.

Please Keep this Supplement with your Fund Prospectus

and Statement of Additional Information for Future Reference